EXHIBIT 32

CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTEDPURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with IA Global, Inc.’s (the “Company”) Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Hoekstra, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report.

This certification is being made for the exclusive purpose of compliance by the Chief Executive Officer of the Company with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and may not be disclosed, distributed or used by any person or for any reason other than as specifically required by law.

/s/ Brian Hoekstra

Brian Hoekstra

Chief Executive Officer

November 19, 2010

In connection with IA Global, Inc.’s (the “Company”) Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Scott, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report.

This certification is being made for the exclusive purpose of compliance by the Chief Financial Officer of the Company with the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, and may not be disclosed, distributed or used by any person or for any reason other than as specifically required by law.

/s/ Mark Scott

Mark Scott

Chief Financial Officer

November 19, 2010